SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D)
                                    of the
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:   May 15, 1997


                   FIRST NATIONS FINANCIAL SERVICES COMPANY
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
         (State or other jurisdiction of incorporation or organization)

          333-1612                              76-0481583
     (Commission  File  Number)          (IRS  Employer Identification Number)


                            C/O WILLIAM T. JULIANO
                          CHRISTIANA EXECUTIVE CAMPUS
                       220 CONTINENTAL DRIVE, SUITE 310
                          NEWARK, DELAWARE 19713-4314
                   (Address of principal executive offices)

                                (800) 790-2474
             (Registrant's telephone number, including area code)










ITEM  5.          OTHER  EVENTS
--------          -------------

(a) On the 10th day of April, 1997 the State of Florida, Department of Banking and Finance issued a Mortgage Lender License to First Nations Financial Services Company (the "Company").

(b) On the 23rd day of April, 1997 the Company entered into an Indenture with Norwest Bank Minnesota, National Association for the benefit of each other and for the equal and ratable benefit of the Holders of the Senior
Subordinated, Fixed Rate Term Notes of the Company issued pursuant to the Company's registration statement on Form SB-2 declared effective by the Securities and Exchange Commission on February 19, 1996.

(c) On the 30th day of April, 1997 the State of Delaware, Department of Justice approved the individual's Issuer Agent registration and is allowing the Company to sell its own securities.

(d) On the 14th day of May, 1997 the State of Florida, Department of Banking and Finance approved the Company as an Issuer/Dealer.


ITEM  7.          EXHIBITS
--------          --------

     1. Indenture dated as of the 23rd day of April, 1997 between First Nations Financial Services Company and Norwest Bank Minnesota, National Association.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




       William  T.  Juliano,  President


Date:    May  15,  1997

                         Item 7 -- Exhibit 1 - Page 52

                         Item 7 -- Exhibit 1 - Page 53

                         Item 7 -- Exhibit 1 - Page 1
                              ITEM 7 - EXHIBIT 1






                                   INDENTURE

                   FIRST NATIONS FINANCIAL SERVICES COMPANY

                                    OBLIGOR



                                  $50,000,000

                  SENIOR SUBORDINATED, FIXED RATE TERM NOTES

                      __________________________________


                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                    TRUSTEE



                          DATED AS OF APRIL 23, 1996

                               TABLE OF CONTENTS


ARTICLE  I  DEFINITIONS  AND  INCORPORATION  BY  REFERENCE
Section  1.1  Definitions
Section  1.2  Other  Definitions
Section  1.3  Incorporation  by  Reference  of  Trust  Indenture  Act
Section  1.4  Rules  of  Construction

ARTICLE  II  THE  SECURITIES
Section  2.1  Form  and  Dating,  Denominations  and  Interest  Rates
Section  2.2  Execution  and  Authentication
Section  2.3  Registrar  and  Paying  Agent
Section  2.4  Paying  Agent  to  Hold  Money  in  Trust
Section  2.5  Noteholder  Lists
Section  2.6  Transfer  and  Exchange
Section 2.7 Payment of Principal and Interest; Principal and Interest Rights Preserved
Section  2.8  Replacement  Notes
Section  2.9  Outstanding  Notes
Section  2.10  Treasury  Notes
Section  2.11  Temporary  Notes
Section  2.12  Cancellation
Section  2.13  Defaulted  Interest

ARTICLE  III  REDEMPTION
Section  3.1  Right  of  Redemption  Limited
Section  3.2  Notice  of  Redemption
Section  3.3  Payment  of  Notes  Called  for  Redemption
Section  3.4  Mandatory  Redemption

ARTICLE  IV  COVENANTS
Section  4.1  Payment  of  Notes
Section  4.2  Maintenance  of  Office  or  Agency
Section  4.3  SEC  Reports
Section  4.4  Compliance  Certificate
Section  4.5  Stay,  Extension  and  Usury  Laws
Section  4.6  Liquidation

ARTICLE  V  SUCCESSORS
Section  5.1  When  the  Company  May  Merge,  etc.
Section  5.2  Successor  Corporation  Substituted

ARTICLE  VI  DEFAULTS  AND  REMEDIES
Section  6.1  Events  of  Default
Section  6.2  Acceleration
Section  6.3  Other  Remedies
Section  6.4  Waiver  of  Past  Defaults
Section  6.5  Control  by  Holders
Section  6.6  Limitation  on  Suits
Section  6.7  Rights  of  Holders  to  Receive  Payment
Section  6.8  Collection  Suit  by  Trustee
Section  6.9  Trustee  May  File  Proofs  of  Claim
Section  6.10  Priorities
Section  6.11  Undertaking  for  Costs

ARTICLE  VII  TRUSTEE
Section  7.1  Duties  of  Trustee
Section  7.2  Rights  of  Trustee
Section  7.3  Individual  Rights  of  Trustee
Section  7.4  Trustee's  Disclaimer
Section  7.5  Notice  of  Defaults
Section  7.6  Reports  by  Trustee  to  Holders
Section  7.7  Compensation  and  Indemnity
Section  7.8  Replacement  of  Trustee
Section  7.9  Successor  Trustee  by  Merger,  etc.
Section  7.10  Eligibility  Disqualification
Section  7.11  Preferential  Collection  of  Claims  Against  Company

ARTICLE  VIII  DISCHARGE  OF  INDENTURE
Section  8.1  Termination  of  Company's  Obligations
Section  8.2  Application  of  Trust  Money
Section  8.3  Repayment  to  Company
Section  8.4  Reinstatement

ARTICLE  IX  AMENDMENTS
Section  9.1  Without  Consent  of  Holders
Section  9.2  With  Consent  of  Holders
Section  9.3  Compliance  with  Trust  Indenture  Act
Section  9.4  Revocation  and  Effect  of  Consents
Section  9.5  Notation  on  or  Exchange  of  Notes
Section  9.6  Trustee  to  Sign  Amendments,  etc.

ARTICLE  X  SUBORDINATION
Section  10.1  Agreement  to  Subordinate
Section  10.2  Liquidation:  Dissolution:  Bankruptcy
Section  10.3  Default  on  Designated  Senior  Debt
Section  10.4  When  Distribution  Must  Be  Paid  Over
Section  10.5  Notice  by  Company
Section  10.6  Subrogation
Section  10.7  Relative  Rights
Section  10.8  Subordination  May Not Be Impaired by the Company or Holders of
Senior
     Debt
Section  10.9  Distribution  or  Notice  to  Representative
Section  10.10  Rights  of  Trustee  and  Paying  Agent
Section  10.11  Authorization  to  Effect  Subordination
Section  10.12  Article  Applicable  to  Paying  Agent
Section  10.13  No  Recourse
Section  10.14  Miscellaneous

ARTICLE  XI  MISCELLANEOUS
Section  11.1  Trust  Indenture  Act  Controls
Section  11.2  Notices
Section  11.3  Communication  by  Holders  with  Other  Holders
Section  11.4  Certificate  and  Opinion  as  to  Conditions  Precedent
Section  11.5  Statements  Required  in  Order,  Certificate  or  Opinion
Section  11.6  Rules  by  Trustee  and  Agents
Section  11.7  Legal  Holidays
Section  11.8  No  Recourse  Against  Others
Section  11.9  Multiple  Originals
Section  11.10  Governing  Law
Section  11.11  No  Adverse  Interpretation  of  Other  Agreements
Section  11.12  Successors
Section  11.13  Severability
Section  11.14  Counterpart  Originals
Section  11.15  Table  of  Contents,  Headings,  etc.

SIGNATURES

                                   INDENTURE

     INDENTURE dated as of April 23, 1996, by First Nations Financial Services Company, a Delaware corporation (the "Company"), and Norwest Bank Minnesota, National Association as trustee (the "Trustee").

     The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Senior
Subordinated, Fixed Rate Term Notes of the Company issued pursuant to the Company's registration statement on Form SB-2 declared effective by the Securities and Exchange Commission on or about February 19, 1996 (the "Notes").


                                   ARTICLE I
                         DEFINITIONS AND INCORPORATION
       BY REFERENCE ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE

Section  1.1          Definitions"Section1.1Definitions"
                      -----------

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

     "Agent"  means  any Registrar, Paying Agent or co-registrar of the Notes.

     "Board of Directors" means the Board of Directors of the Company or any authorized committee of the Board of Directors.

     "Business  Day"  means  any  day  other  than  a  Legal  Holiday.

     "Company" means First Nations Financial Services Company, unless and until replaced by a successor in accordance with Article V hereof and thereafter means such successor.

     "Company Order" means a written order or request signed in the name of the Company by an Officer.

     "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this
Indenture is originally dated, located at Norwest Bank Minnesota, N.A., Corporate Trust, Norwest Center, Sixth and Marquette, Minneapolis, Minnesota
55479-0069.    Attention:  Corporate  Trust.

     "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

     "Exchange  Act"  means  the  Securities Exchange Act of 1934, as amended.

     "GAAP" means, as of any date, generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, which are in effect from time to time.

     "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

     "Holder" or "Noteholder" means a Person in whose name a Note is registered.

     "Indebtedness" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or representing the balance deferred and unpaid of the purchase price of any property (including capital Lease obligations) or representing any hedging obligations, except any such balance that constitutes an accrued expense or a trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and hedging obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and also includes, to the extent not otherwise included, (a) the Guarantee of items that would be included within this definition, and (b) liability for items that would arise by operation of a Person's status as a general partner of a partnership.

     "Indenture" means, this Indenture as amended or supplemented from time to time.

     "Interest Accrual Date" means with respect to any Note, the date the Company accepts funds for the purchase of the Note if such funds are received by 2:00 p.m. (EDT) on a Business Day, or if such funds are not so received, on the next Business Day.

     "Interest Accrual Period" means, as to each Note, the period from the later of the Interest Accrual Date of such Note or the day of the last Payment Date upon which an interest payment was made until the day before the following Payment Date during which interest accrues on each Note with respect to any Payment Date.

     "Issue Date" means, with respect to any Note, the date on which such Note is first executed, authenticated and delivered.

     "Maturity Date" means, with respect to any Note, the date on which the principal of such Note becomes due and payable as therein provided.

     "Maturity Record Date" means, with respect to any Note, as of 11:59 p.m. of the date fifteen days prior to the Maturity Date or Redemption Date applicable to such Note.

     "Notes" means the Company's Senior Subordinated, Fixed Rate Term Notes issued under this Indenture.

     "Obligations" means any principal, interest (including Post-Petition Interest), penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any indebtedness.

     "Officer" means the Chairman of the Board or principal executive officer of the Company, the President or operating officer of the Company, the Chief Financial Officer or principal financial officer of the Company, the Treasurer, any Assistant Treasurer, Controller or principal officer of the Company, Secretary or any Vice-President of the Company.

     "Officers' Certificate" means a certificate signed by two Officers, one of whom must be the principal executive officer, principal operating officer, principal financial officer or principal accounting officer of the Company.

     "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

     "Paying Agent" means the Trustee or any other depository institution or trust company that is authorized pursuant to Section 2.3 to pay the principal of, or interest on, any Notes on behalf of the Company.

     "Payment Date" means the 15th day of each calendar month, or if such 15th day is not a Business Day, the Business Day immediately following such 15th day and, with respect to a specific Note, the Maturity Date or Redemption Date of such Note.

     "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Post-Petition Interest" means interest accruing after the commencement of any bankruptcy or insolvency case or proceeding with respect to the Company or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, at the ram applicable to such Indebtedness, whether or not such interest is an allowable claim in any such proceeding.

     "Redemption  Date"  has  the  meaning  given  in  Article  III  hereof.

     "Redemption Price" means, with respect to any Note to be redeemed, the principal amount of such Note plus the interest accrued but unpaid during the Interest Accrual Period up to the Redemption Date for such security.

     "Registrar" means the Trustee or any other depository institution or trust company that is authorized pursuant to Section 2.3 to maintain the register of the Notes issued under the terms of this Indenture.

     "Regular Record Date" means, with respect to a particular Payment Date, as of 11:59 p.m. of the date fifteen days prior to such Payment Date.

     "Responsible Officer" when used with respect to the Trustee, means any officer in its Corporate Trust Office, or any other assistant officer of the Trustee in its Corporate Trust Office customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "SEC"  means  the  Securities  and  Exchange  Commission.

     "Senior Debt" means any Indebtedness (whether outstanding on the date hereof or thereafter created) incurred by the Company in connection with borrowings by the Company (including its subsidiaries) from a bank, trust company, insurance company, or from any other lender whether such Indebtedness is or is not specifically designated by the Company as being 'Senior Debt" in its defining instruments. The defining instruments creating any Senior Debt may contain provisions for acceleration of maturity in the event of a change of control of the Company.

     "TIA"  means  the Trust Indenture Act of 1939 (15 U.S.C.    77aaa-77bbbb)
as  in  effect on the date on which this Indenture is qualified under the TIA.

     "Total Permanent Disability" means a determination by a physician chosen by the Company that the Holder of a Note, who was gainfully employed on a full time basis at the Issue Date of such security is unable to work on a full time basis during the succeeding twenty-four months. For purposes of this definition, "working on a full time basis" shall mean working at least forty hours per week.

     "Trustee" means Norwest Bank Minnesota, National Association until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

     "U.S. Government Obligations" means direct obligations of the United States of America, or any agency or instrumentality thereof for the payment of which the full faith and credit of the United States of America is pledged.

Section  1.2          Other  Definitions"Section1.2OtherDefinitions"
                      ------------------
          Defined  in
     Term                  Section
     ----          ---------------

     "Bankruptcy  Law"                    6.1
     "Custodian"                    6.1
     "Event  of  Default"                    6.1
     "Legal  Holiday"                    11.7
     "Payment  Blockage  Period"                    10.3
     "Payment  Notices"                    10.3

Section  1.3          Incorporation  by  Reference  of  Trust  Indenture  Act
                      -------------------------------------------------------
"Section1.3IncorporationbyReferenceofTrustIndentureAct"

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "indenture  securities"  means  the  Notes;
      ---------------------

     "indenture  security  holder"  means  a  Noteholder;
      ---------------------------

     "indenture  to  be  qualified"  means  this  Indenture;
      ----------------------------

     "indenture  trustee"  or  "institutional  trustee"  means  the  Trustee;
      ------------------        ----------------------

     "obligor"  on  the  Notes means the Company or any successor obligor upon
      -------
the  Notes.

     All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section  1.4          Rules  of  Construction"Section1.4RulesofConstruction"
                      -----------------------

     Unless  the  context  otherwise  requires:

          (a)          a  term  has  the  meaning  assigned  to  it;

          (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (c) references to GAAP, as of any date, shall mean GAAP in effect in the United States as of such date;

          (d)          "or"  is  not  exclusive;

          (e) words in the singular include the plural, and in the plural include the singular; and

          (f)          provisions apply to successive events and transactions.


                                  ARTICLE II
                           THE SECURITIES ARTICLE II
                                THE SECURITIES

Section  2.1          Form  and  Dating,  Denominations  and  Interest
                      ------------------------------------------------
Rates"Section2.1FormandDating,DenominationsandInterestRates"
                --

     The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto, the terms of which are incorporated in and made a part of this Indenture. The outstanding aggregate principal amount of Notes outstanding at any time is limited to $50 million, provided, however, that the Company and the Trustee may, without the consent of any Holder, increase such aggregate principal amount of Notes which may be
outstanding  at  any  time.    The  Notes  may  have  notations,  legends  or
endorsements required by law, stock exchange rule, agreements to which the Company is subject or usage. Each Note shall be dated the date of its authentication. Each Note shall be in such denomination as may be designated from time to time by the Company but in no event in a denomination less than $1,000 and in multiples of not less than $25. Each Note shall have a term of not less than three months and not greater than ten years as shall be designated by the Company from time to time.

     Each Note shall bear interest from and commencing on its Interest Accrual Date at such rate of interest as the Company shall determine from time to time; provided, however, that the interest rate will be fixed for the term of the Note upon issuance, subject to change upon extension. A Company Order delivered to the Trustee shall specify the rate of interest applicable to each term of the Notes determined by the Company from time to time.

     Interest on a Note with a term of twelve (12) months or less will compound daily and be payable at maturity. Interest on a Note of longer duration will compound daily and the Holder thereof may elect to have interest paid monthly, on the fifteenth day of each calendar month, quarterly, on January 15, April 15, July 15 and October 15, semi-annually, on January 15 and July 15, annually, on January 15, or upon maturity. A Holder may change this election once during the term of the Note. The Company will provide a form to request a change of interest payment election. Use of such form by a Holder is not required. However, requests to change the interest payment must be in writing.

     The Company will give each Holder (existing as of the applicable Maturity Record Dated) a written notice at least seven days prior to the Maturity Date of the Note held by such Holder reminding such Holder of the pending maturity of the Note and noticing the Holder of the Company's intention to repay, or if the Company does not intend to repay the Note reminding the Holder that the automatic extension provision described in the next paragraph will take effect unless the Holder requests payment and stating the interest rate payable during the renewal term. Such notice shall also state that payment of principal of a Note be made upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for the making of such payment. If the Company gives notice to a Holder of the Company's intention to repay a Note at maturity, no interest will accrue after the maturity Date for such Note. Otherwise, if a Holder requests repayment within seven days after the Maturity Date, the Company will pay interest on the Note during the period after the Note's Maturity Date and prior to redemption at the lower of (i) the lowest interest rate then being paid on debt securities being offered by the Company to the general public or (ii) the rate being paid on such Note immediately prior to it maturity.

     If, within seven days after the Maturity Date, of a Note, a Holder of such Note has not demanded repayment of the Note, and the Company has not noticed its intention to repay such Note at least seven days prior to maturity, such Note shall be extended automatically for the same term, and shall be deemed to have been renewed by the Holder thereof as of the Maturity Date. A Note will continue to renew as described herein absent some permitted action be either the Holder or the Company. Interest shall continue to accrue from the first day of such renewed term. Such Note, as renewed, will continue in all its provisions, including provisions relating to payment, except that the interest rate payable during any renewed term shall be the interest rate which is being offered by the Company on similar Notes as of the renewal date. If similar Notes are not then being issued, the interest rate upon renewal will be the Note's current rate. The Company will provide a request for repayment form along with the notice of maturity. Use of such form by a Holder is not a condition of repayment. However, requests for repayment must be in writing.

     Subordinated Notes with a duration of greater than twelve (12) months are subject to early repayment at the election (a) of the Holder only upon the occurrence of a Total Permanent Disability of such Holder (or if such Note is held jointly, upon the Total Permanent Disability of one of such Holders), (b) of a Holder's estate after a Holder's death or (c) if such Note is held jointly, of a Holder upon the death of such Holder's joint Holder. Otherwise, Holders will have no right to demand early repayment. Holders electing early repayment shall do so by complying with the procedures described in Section 3.4.

     The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, and the Holders by accepting the Notes, expressly agree to such terms and provisions and to be bound thereby. In case of a conflict, the provisions of this Indenture shall control.

Section  2.2          Execution  and
                      --------------
Authentication"Section2.2ExecutionandAuthentication"
                -------------

     Two Officers of the Company shall sign the Notes for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Notes. If an Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated by the Trustee, the Note shall nevertheless be valid.

     A Note shall not be valid until authenticated by the authorized manual signature of the Trustee. The signature of the Trustee shall be conclusive evidence that the Note has been authenticated under this Indenture.

     All of the Notes are not to be issued at one time. Therefore, at any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication, and delivery of such Notes. Such Company Order shall set forth the necessary information in form acceptable to the Trustee for the issuance of such Notes including the interest rate, Maturity Date, Issue Date and Interest Accrual Date.

     The Trustee shall be entitled to receive, and (subject to Section 7.1) shall be fully protected in relying upon, prior to the authentication and delivery of the Notes, (i) a Company Order specifying the terms of the Notes,
(ii) a certified copy of one or more resolutions of the Board of Directors of the Company by or pursuant to which the terms of such Notes have been approved and, if requested by the Trustee (iii) an Opinion of Counsel substantially to the effect that:

     (a) all instruments furnished by the Company to the Trustee in connection with the authentication and delivery of such Notes conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Notes;

     (b) the form and terms of such Notes have been established in conformity with the provisions of this Indenture;

     (c) in the event that the forms or terms of such Notes have been established in a supplemental indenture, the execution and delivery of such supplemental indenture has been duly authorized by all necessary corporate action of the Company, such supplemental indenture has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, is a valid and binding obligation enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

     (d) the execution and delivery of such Notes have been duly authorized by all necessary corporate action of the Company and such Notes have been duly executed by the Company and, assuming due authentication by the Trustee and delivered by the Company, are valid and binding obligations enforceable against the Company in accordance with their terms, entitled to the benefit of the Indenture subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to such other exceptions as counsel shall request and as to which the Trustee shall not reasonably object; and

     (e) the amount of Notes Outstanding of such series, together with the amount of such Notes, does not exceed any limit established under the terms of this Indenture on the amount of Notes that may be authenticated and delivered.

     The Trustee shall not be required to authenticate such Notes if the issuance of such Notes pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Notes and this Indenture is a manner which is not reasonably acceptable to the Trustee.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in one of the forms provided for herein duly executed by the Trustee or by an authenticating agent, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Note shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 2.12, together with a Company Order to such effect, the Trustee shall cancel such Note in the manner provided in Section 2.12.

     The Trustee shall, upon receipt of a Company Order, together with such of the above described instruments and documents requested by the Trustee, authenticate Notes for original issue. Notes shall be issued only in registered form and shall be dated the date of authentication.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate a Note whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company.

Section  2.3     Registrar and Paying Agent"Section2.3RegistrarandPayingAgent"
                 --------------------------

     The Company shall maintain (i) an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and (ii) an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. With the prior written consent of the Trustee, the Company may appoint one or more co-registrars but only one paying agent. The term "Registrar" includes any co-registrar, and the term "Paying Agent" includes any successor paying agent. With the prior written consent of the Trustee, the Company may change the Paying agent or Registrar without prior notice to any Noteholder, provided that the Company shall promptly notify the Noteholders of the name and address of any Agent not a party to this
Indenture. The Company may not act as Paying Agent or Registrar. In the event the Company utilizes any Agent other than the Trustee, the Company shall enter into an appropriate agency agreement with such Agent, which agreement shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Trustee acting as Registrar and Paying Agent, shall be entitled to appropriate compensation in accordance with Section 7.7 hereof.

     The Company appoints the Trustee as Registrar, Paying Agent and agent for service of notices and demands in connection with the Notes. The Trustee shall act as Registrar and Paying Agent until such time as a successor Paying Agent or Registrar is appointed in accordance with the provisions of this Indenture.

Section  2.4          Paying  Agent  to  Hold  Money  in
                      ----------------------------------
Trust"Section2.4PayingAgenttoHoldMoneyinTrust"
                ----------------

     Prior to each due date of the principal or interest on any Note, the Company shall deposit with the Paying Agent sufficient funds to pay principal, premium, if any, and interest then so becoming due and payable in cash. The Company shall require any Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Noteholders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Notes, and will notify the Trustee promptly in writing of any default by the Company in making any such payment. While any such default continues, the Trustee shall require the Paying Agent (if other than the Trustee) to pay all money held by it to the Trustee. The Trustee at any time may require the Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Trustee) shall have no further liability for the money delivered to the Trustee. The Company will give prompt written notice to the Trustee of its intention to change the name and address of the Paying Agent, and any change in the name or address of the Paying Agent shall not be effective without the prior written consent of the Trustee.

Section  2.5          Noteholder  Lists"Section2.5NoteholderLists"
                      -----------------

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders and shall otherwise comply with TIA 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee each quarter during the term of this Indenture and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders, and the aggregate principal amount outstanding and the Company shall otherwise comply
with  TIA      312(a).

Section  2.6          Transfer  and  Exchange"Section2.6TransferandExchange"
                      -----------------------

     The Notes are not negotiable instruments and cannot be transferred by mere endorsement and delivery. No rights of record ownership to a Note may be transferred without the prior written consent of the Company (which consent shall not be unreasonably withheld), when Notes are presented to the Registrar with the request:

          (a)          to  register  the  transfer  of  the  Notes,  or

          (b) to exchange such Notes for an equal principal amount of Notes of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Notes presented or surrendered for register of transfer or exchange

          (a) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by the Holder thereof or by his attorney, duly authorized in writing;

          (b) shall be accompanied by a Company Order consenting to such transfer or exchange; and

          (c) if requested by the Company or the Registrar, an opinion of Holder's counsel (which counsel shall be reasonably acceptable to the Company) that the transfer does not violate any applicable securities laws.

     To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Notes at the Registrar's written request.

     The Company may assess service charges to a Holder for any registration or transfer or exchange, and the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange pursuant to Section 9.5 hereof).

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Prior to due presentment for registration of transfer of any Note, the Trustee, any Agent and the Company may deem and treat the person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of an interest on such Note and for all other purposes whatsoever, whether such Note is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

Section  2.7         Payment of Principal and Interest; Principal and Interest
                     ---------------------------------------------------------
Rights
    --
P

reserved"

     Each Note shall accrue interest at the rate specified for such Note and such interest shall be payable on each Payment Date following the Issue Date for such Note, until the principal thereof becomes due and payable. Any installment of interest payable on a Note that is caused to be punctually paid or duly provided for by the Company on the applicable Payment Date shall be paid to the Holder in whose name such Note is registered in the Note Register on the applicable Regular Record Date, by check mailed to such Holder's address as it appears in the Note Register on such Regular Record Date. The payment of any interest payable in connection with the payment of any principal payable with respect to such Note on a Maturity Date or Redemption Date shall be payable as provided below. Any funds with respect to which such checks were issued which remain uncollected shall be held in accordance with
Section 8.3 hereof. Any installment of interest not punctually paid or duly provided for shall be payable in the manner and to the Holders specified in
Section  2.13  hereof.

     Each of the Notes shall have stated maturities of principal as shall be indicated in each such Note. The principal of each Note shall be paid in full no later than the Maturity Date thereof unless the term of such Note is extended pursuant to Section 2.1 hereof or such Note becomes due and payable at an earlier date by acceleration, redemption or otherwise.

     Interest on each Note shall be due and payable on each Payment Date at the interest rate applicable to such Note for the Interest Accrual Period related to such Note and such Payment Date.

     Notwithstanding any of the foregoing provision with respect to payments of principal of and interest on the Notes, if the Notes have become or been declared due and payable following an Event of Default, then payments of principal of and interest on the Notes shall be made in accordance with
Article  VI  hereof.

     The principal payment made on any Note on any Maturity Date (or the Redemption Price of any Note required to be redeemed), and any accrued interest thereon, shall be payable only upon presentation and surrender of such Note on or after the Maturity Date or Redemption Date therefor at the office or agency of the Company maintained by it for such purpose pursuant to
Section  2.3  hereof  or  at  the  office  of  the Paying Agent for such Note.

     All computations of interest due with respect to any Note shall be made, unless otherwise specified in the Note, based upon the actual number of days (e.g., 365 or 366) in the applicable year.

Section  2.8          Replacement  Notes"Section2.8ReplacementNotes"
                      ------------------

     If any mutilated Note is surrendered to the Company, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon receipt of a Company Order if required by the Trustee, shall authenticate a replacement
Note if the Trustee's requirements for replacements of Notes are met. If required by the Trustee or the Company, an unsecured indemnity agreement must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Note is replaced. The Company and the Trustee may charge for their expenses in replacing a Note.

     Every replacement Note is an additional obligation of the Company and shall be entitled to all benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

Section  2.9          Outstanding  Notes"Section2.9OutstandingNotes"
                      ------------------

     The Notes outstandingat any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

     If a Note is replaced pursuant to Section 2.8 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

     If the principal amount of any Note is considered paid under Section 4.1 hereof, it ceases to be outstanding and interest on it ceases to accrue.

     Subject to Section 2.10 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

Section  2.10          Treasury  Notes"Section2.10TreasuryNotes"
                       ---------------

     In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company or any Affiliate of the Company shall be considered as though not outstanding, except that for purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

Section  2.11          Temporary  Notes"Section2.11TemporaryNotes"
                       ----------------

     Until Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of Notes but may have variations that the Company
and  the  Trustee  consider  appropriate  for  temporary  Notes.    Without
unreasonable delay, the Company shall prepare and the Trustee, upon receipt of a Company Order, shall authenticate Notes in exchange for temporary Notes. Until such exchange, temporary Notes shall be entitled to the same rights, benefits and privileges as Notes.

Section  2.12          Cancellation"Section2.12Cancellation"
                       ------------

     The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent (if other than the Trustee) shall forward to the Trustee any Notes surrendered to them for registration or transfer, exchange or payment. The Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Notes (subject to the record retention requirement of the Exchange Act) unless the Company directs them to be returned to it. All canceled Notes held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order, the Company shall direct that canceled Notes be returned to it.

Section  2.13          Defaulted  Interest"Section2.13DefaultedInterest"
                       -------------------

     If the Company defaults in a payment of interest on any Note, it shall pay the defaulted interest plus, to the extent lawful, any interest payable on the defaulted interest, to the Holder of such Note on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least 5 Business Days prior to the payment date, in each case at the rate provided in the Note. The Company shall, with written notification to the Trustee, fix or cause to be fixed each such special record date and payment date. At least 15 days before any such special record date, the
Company (or the Trustee, in the name of and at the expense of the Company) shall mail to Noteholder(s) a notice that states the special record date, the related payment date and the amount of such interest to be paid.


                                  ARTICLE III
                       REDEMPTION ARTICLE III REDEMPTION

Section  3.1          Right  of  Redemption
                      ---------------------
Limited"Section3.1RightofRedemptionLimited"
                -------------------

     The Company may not redeem, in whole or in part, any Notes prior to the scheduled Maturity Date of the Note except Notes with a maturity of five years, or more. The redemption price of Notes with a maturity of five years or more is the unpaid principal balance plus interest accrued to the date of redemption and a redemption premium in the amount of 10% of the unpaid principal. In addition, except as provided in this Article III, the Company shall have no mandatory redemption or sinking fund obligations with respect to any of the Notes.

Section  3.2          Notice  of  Redemption"Section3.2NoticeofRedemption"
                      ----------------------

     Notice of redemption to the holders of securities to be redeemed as a whole or in part shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 20 days and not more than 50 days prior to the date fixed for redemption to such holders of Notes at their last addresses as they shall appear upon the registry books maintained by the Registrar. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

     The notice of redemption to each such Holder shall specify the principal amount of each Note held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places or payment, that payment will be made upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in said notice and that on and after said date interest thereon or on the portions thereof to be redeemed will expire. In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

     The notice of redemption of Notes to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     On or prior to the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with the Paying Agent (if different from the Trustee) an amount of money sufficient to redeem on the redemption date all Notes so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the outstanding Notes are to be redeemed, the Company will deliver to the Trustee at least 45 days prior to the date fixed for redemption a Company Order stating the aggregate principal amount of Notes to be redeemed.

     If less than all the Notes eligible for redemption are to be redeemed, the Trustee shall select the Notes to be redeemed either by lot or pro rata or in such other manner as it shall deem appropriate and fair; provided, however, that if Notes are selected for redemption by lot, the Trustee shall select Notes for redemption in denominations of at least $1,000, except as may otherwise be agreed between the Trustee and the Company. Notes may be redeemed in part in integral multiples of $25 only. The Trustee shall promptly notice the Company in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed.

Section  3.3          Payment  of  Notes  Called  for
                      -------------------------------
Redemption"Section3.3PaymentofNotesCalledforRedemption"
                ------------------

     If notice of redemption has been given as above provided, the Notes or portions of the Notes specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Notes at the redemption price, together with interest accrued to said date) interest on the Notes or portions of Notes so called for redemption shall cease to accrue and, except as provided in Section 7.1 and 8.2, such Notes shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Notes at a place of payment specified in said notice, said Notes or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided, that any payment of interest becoming due on the date fixed for redemption shall be payable to the holders of such Notes registered as such on the relevant record date subject to the terms and provisions of Section 2.7 hereof.

     If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Note until the principal of such Notes shall have been paid or duly provided for.

     Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Note so presented.

Section  3.4          Mandatory  Redemption"Section3.4MandatoryRedemption"
                      ---------------------

     Upon the death or Total Permanent Disability of a Holder of a Note, the estate of such Holder (in the event of death) or such Holder (in the event of Total Permanent Disability) may require the Company to redeem, in whole and not in part, the Note held by such Holder by delivering to the Company an irrevocable election (a "Redemption Election") requiring the Company to make such redemption. In the event a Note is held jointly by two or more Persons, such  Note  shall  be  subject  to  the elective redemption provisions of this
Article III upon the death or Total Permanent Disability of either Holder. Upon receipt of a Redemption Election, the Company shall promptly (i) make such investigation as may be necessary, (ii) request additional information from the Noteholder, including a certificate of death or physician's statement, (iii) request the Noteholder to submit to a physical examination by a physician selected by the Company, or (iv) take such other action reasonably believed by the Company to be necessary in order to determine that death or Total Permanent Disability has occurred. In the event the Company determines the Note is eligible for redemption, the Company shall designate the Redemption Date for such Note. The Redemption Date shall be no more than fifteen days after the Company's determination of eligibility for redemption. The Company shall instruct the Paying Agent, by Company Order, to pay the Redemption Price to the estate of the Holder or the Holder, as the case may be, in accordance with the provisions set out in Section 2.7 hereof. No interest shall accrue on the Notes to be redeemed under this Article III for any period of time after the Redemption Date for such Note and after the Paying Agent has tendered the Redemption Price to the Estate of the Holder or to the Holder, as the case may be.


                                  ARTICLE IV
                        COVENANTS ARTICLE IV COVENANTS

Section  4.1          Payment  of  Notes"Section4.1PaymentofNotes"
                      ------------------

     The Company shall duly pay the principal of and interest on each Note on the dates and in the manner provided in the Note. Principal and interest shall be considered paid on the date due if the Paying Agent holds, at least one Business Day before that date, money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal and interest then due; provided, however, that principal and interest shall not be considered paid within the meaning of this Section 4.1 if money is held by the Paying Agent for the benefit of holders of Senior Debt pursuant to the provisions of Article X hereof. Such Paying Agent shall return to the Company, no later than 5 days following the date of payment, any money (including accrued interest) that exceeds such amount of principal and interest paid on the Notes in accordance with this Section 4.1.

     To the extent lawful, the Company shall pay interest (including Post-Petition Interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate borne by the Notes, compounded semi-annually; it shall pay interest (including Post-Petition Interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate, compounded semi-annually.

Section  4.2          Maintenance  of  Office  or
                      ---------------------------
Agency"Section4.2MaintenanceofOfficeorAgency"
                ---------------------

     The Company will maintain an office or agency (which shall initially be an office of the Trustee, Registrar or co-registrar) where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company hereby appoints the Trustee at its Corporate Trust Office as its office or agency for each of said purposes. The Company will give prompt written notice to the Trustee of its intention to change the location, and any change in the location of such office or agency shall not be effective without the prior written consent of the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency and such designation, recession or change will not be effective without the prior written consent of the Trustee.

     Notwithstanding the foregoing or any other provision of this Indenture, neither the Company nor any of its Affiliates shall act as Paying Agent, and there shall be only one Paying Agent, whether or not an Event of Default shall have occurred.

Section  4.3          SEC  Reports"Section4.3SECReports"
                      ------------

     The Company shall file with the Trustee, within 15 days after filing with the SEC, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirements of such Section 13 or 15(d) of the Exchange Act, the Company shall continue to file with the SEC and the Trustee on :he same timely basis such reports, information and other documents as it would file if it were subject to the requirements of Section 13 or 15(d) of the Exchange Act. The Company shall also comply with the provisions of TIA 314(a). The Trustee shall have no duty to review such information, documents or reports to determine compliance with any provisions of the Exchange Act, TIA or this Indenture.

     So long as any of the Notes remain outstanding, the Company shall cause an annual report to stockholders and each quarterly or other financial report furnished by it generally to stockholders to be filed with the Trustee at the time of such mailing or furnishing to stockholders. If the Company is not required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause its financial statements, including any notes thereto (and, with respect to annual reports, an auditors' report by the Company's certified independent accountants) and a "Management's Discussion and Analysis of Financial Condition or Plan of Operations," comparable to that which would have been required to appear in annual or quarterly reports filed under Section 13 or 15(d) of the Exchange Act to be so filed with the Trustee within 120 days after the end of each of the Company's fiscal years and within 60 days after the end of each of the first three quarters of each such fiscal year.

     Whether or not required by the rules and regulations of the SEC, the Company shall file a copy of all such information with the SEC for public availability and make such information available to investors who request it in writing.

Section  4.4          Compliance  Certificate"Section4.4ComplianceCertificate"
                      -----------------------

     The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge each has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Evens of Default of which he may have knowledge and what action each is taking or proposes to take with respect thereto) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes are prohibited or if such event has occurred, a description of the event and what action each is taking or proposes to take with respect thereto.

     So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the annual financial statements delivered pursuant to Section 4.3 above shall be accompanied by a written statement of the Company's independent public accountants that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that the Company has violated the provisions of Section 4.1 of this Indenture or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

     The Company will, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

Section  4.5          Stay,  Extension  and  Usury
                      ----------------------------
Laws"Section4.5Stay,ExtensionandUsuryLaws"
                --------------------

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all beneficial advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

Section  4.6          Liquidation"Section4.6Liquidation"
                      -----------

     The Board of Directors or the stockholders of the Company may not adopt a plan of liquidation that provides for, contemplates or the effectuation of which is preceded by (a) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company otherwise than substantially as an entirety (Section 5.1 of this Indenture being the Section hereof which governs any such sale, lease, conveyance or other disposition substantially as an entirety) and (b) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and of the remaining assets of the Company to the holders of capital stock of the Company, unless the Company, prior to making any liquidating distribution pursuant to such plan, makes provision for the satisfaction of the Company's Obligations hereunder and under the Notes as to the payment of principal and interest.


                                   ARTICLE V
                        SUCCESSORS ARTICLE V SUCCESSORS

Section  5.1          When  the  Company  May  Merge,  etc.
                      -------------------------------------
"Section5.1WhentheCompanyMayMerge,etc."
                -------------

     The Company may not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to another corporation, Person or entity unless (a) the Company is the surviving corporation or the entity or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; (b) the entity or Person formed by or surviving any such consolidation or merger (if other than the Company) or the entity or Person to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made assumes all the obligations of the Company pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under the Notes and this Indenture; and (c) immediately after such transaction no Default or Event of Default exists.

     The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture. The Trustee shall be entitled to conclusively rely upon such Officers' Certificate and Opinion of Counsel.

Section  5.2          Successor  Corporation
                      ----------------------
Substituted"Section5.2SuccessorCorporationSubstituted"
                ---------------------

     Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.1, the successor corporation formed by such consolidation or into or with which the Company, is merged or to which such sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person has been named as the Company herein; provided, however, that the Company shall not be released or discharged from the obligation to pay the principal of or interest on the Notes.


                                  ARTICLE VI
            DEFAULTS AND REMEDIES ARTICLE VI DEFAULTS AND REMEDIES

Section  6.1          Events  of  Default"Section6.1EventsofDefault"
                      -------------------

     An  "Event  of  Default"  occurs  if:

          (a) the Company defaults in the payment of interest on a Note when the same becomes due and payable whether or not such payment is prohibited by the provisions of Article X hereof and such default continues for a period of 30 days;

          (b) the Company defaults in the payment of the principal of any Note when the same becomes due and payable at maturity, upon a required redemption or otherwise whether or not prohibited by the provisions of Article X hereof;

          (c) the Company fails to observe or perform any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to Section 4.6 or 5.1 hereof;

          (d) the Company fails to comply with any of its other agreements or covenants in or provisions of, the Notes or this Indenture and the Default continues for the period and after the notice specified below;

          (e) the Company pursuant to or within the meaning of any Bankruptcy Law (i) commences a voluntary case; (ii) consents to the entry of an order for relief against it in an involuntary case; (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property; (iv) makes a general assignment for the benefit of its creditors; or
(v)  admits  in  writing its inability to pay debts as the same become due; or

          (f) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case; (ii) appoints a Custodian of the Company or for all or substantially all of its property; (iii) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 120 consecutive days.

     The term "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     A Default under clause (c) or (d) of Section 6.1 is not an Event of Default until the Trustee or the Holders of at least twenty-five percent in principal amount of the then outstanding Notes notify the Company of the Default and the Company does not cure the Default or such Default is not waived within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

Section  6.2          Acceleration"Section6.2Acceleration"
                      ------------

     If an Event of Default (other than an Event of Default specified in clauses (e) or (f) of Section 6.1) occurs and is continuing, the Trustee by notice to the Company or the Holders of at least twenty-five percent in principal amount of the then outstanding Notes by written notice to the Company and the Trustee may declare the unpaid principal of and any accrued interest on all the Notes to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately; provided, however, that if any Indebtedness or Obligation is outstanding pursuant to the Senior Debt, upon a declaration of acceleration by the Holders, all principal and interest under this Indenture shall be due and payable upon the earlier of
(i) the day which is 5 Business Days after the receipt by each of the Company and the holders of Senior Debt of such written notice of acceleration or (ii) the date of acceleration of any Indebtedness under any Senior Debt. If an Event of Default specified in clause (e) or (f) of Section 6.1 occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of twenty-five percent in principal amount of the then outstanding Notes by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived.

Section  6.3          Other  Remedies"Section6.3OtherRemedies"
                      ---------------

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

     The Trustee may maintain a proceeding event if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section  6.4          Waiver  of Past Defaults"Section6.4WaiverofPastDefaults"
                      ------------------------

     Holders of twenty-five percent in principal amount of the then outstanding Notes by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal of or interest on any Note held by a non-consenting Holder. Upon actual receipt of any such notice of waiver by a Responsible Officer of the Trustee, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section  6.5          Control  by  Holders"Section6.5ControlbyHolders"
                      --------------------

     The Holders of twenty-five percent in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it, provided, that indemnification for the Trustee's fees and expenses, in a form reasonably satisfactory to the Trustee, shall have been provided. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Noteholders, or that may involve the Trustee in personal liability.

Section  6.6          Limitation  on  Suits"Section6.6LimitationonSuits"
                      ---------------------

     A Noteholder may pursue a remedy with respect to this Indenture or the Notes only if:

          (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

          (b) the Holders of at least twenty-five percent in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

          (c) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

          (e) during such 60-day period the Holders of twenty-five percent in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

     A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

Section  6.7          Rights  of  Holders  to  Receive
                      --------------------------------
Payment"Section6.7RightsofHolderstoReceivePayment"
                -----------------

     Notwithstanding  any  other  provision  of this Indenture, but subject to
Article X hereof, the right of any Holder of a Note to receive payment of principal and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

Section  6.8     Collection Suit by Trustee"Section6.8CollectionSuitbyTrustee"
                 --------------------------

     If an Event of Default specified in Section 6.1(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section  6.9          Trustee  May  File  Proofs  of
                      ------------------------------
Claim"Section6.9TrusteeMayFileProofsofClaim"
                -------------------

     The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Notes may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganizations arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

     If the Trustee does not file a proper claim or proof of debt in the form required in any such proceeding prior to 30 days before the expiration of the time to file such claims or proofs, then any holder of Senior Debt shall have the right to file and prove all claims therefor and to take all such other action in the name of the Holders or otherwise, as such holder of Senior Debt may determine to be necessary or appropriate for the enforcement of the provisions of Article X, including the right to demand, sue for, collect and receive the payments and distributions in respect of the Notes which are required to be paid or delivered to the holders of Senior Debt.

Section  6.10          Priorities"Section6.10Priorities"
                       ----------

     If the Trustee collects any money pursuant to this Article, it shall, subject to the provisions of Article X hereof, pay out the money in the following order:

          First: to the Trustee, its agents and attorneys for amounts due under Section 7.7, including payment of all compensation, expenses and liabilities incurred, and all advances made, if any, by the Trustee and the costs and expenses of collection;

          Second: to holders of Senior Debt to the extent required by Article X hereof;

          Third: to Noteholders for amounts due and unpaid on the Notes for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively; and

          Fourth:    to  the  Company or to such party as a court of competent
jurisdiction  shall  direct.

     The Trustee may fix a record date and payment date for any payment to Noteholders.

Section  6.11          Undertaking  for  Costs"Section6.11UndertakingforCosts"
                       -----------------------

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee, for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7, or a suit by Holders of more than 25% in principal amount of the then outstanding Notes.


                                  ARTICLE VII
                          TRUSTEE ARTICLE VII TRUSTEE

Section  7.1          Duties  of  Trustee"Section7.1DutiesofTrustee"
                      -------------------

     If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     Except  during  the  continuance  of  an  Event  of  Default:

          (a) The duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

          (b) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon resolutions, statements, reports, documents, order, certificates, opinions or other instruments furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any of the above that are specifically required to be furnished to the Trustee pursuant to this Indenture, the Trustee shall examine them to determine whether they substantially conform to the requirements of this Indenture.

     The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (a) This paragraph does not limit the effect of paragraph (2) of this Section.

          (b) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

          (c) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

     Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to this Section.

     No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

     The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section  7.2          Rights  of  Trustee"Section7.2RightsofTrustee"
                      -------------------

     The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented to it by the proper Person. The
Trustee need not investigate any fact or matter stated in the document. The Trustee shall have no duty to inquire as to the performance of Company's covenants in Article IV.

     Before the Trustee acts or refrains from acting, it may require any one or more of the following: (i) a Company Order, (ii) an Officers' Certificate, or (iii) an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Company
Order, Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     The Trustee may act through agents, attorneys, custodians or nominees and shall not be responsible for the misconduct or negligence or the supervision of any agents, attorneys, custodians or nominees appointed by it with due care.

     The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

     Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

     The Trustee shall not be deemed to have notice of an Event of Default for any purpose under this Indenture unless notified of such Event of Default by the Company, the Paying Agent (if other than the Trustee) or a Holder of the Notes.

Section  7.3          Individual  Rights  of
                      ----------------------
Trustee"Section7.3IndividualRightsofTrustee"
                --------------------

     The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

Section  7.4          Trustee's  Disclaimer"Section7.4Trustee'sDisclaimer"
                      ---------------------

     The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision hereof, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection was the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

Section  7.5          Notice  of  Defaults"Section7.5NoticeofDefaults"
                      --------------------

     If a Default or Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to Noteholders a notice of the Default or Event of Default within 90 days after it occurs. At least five (5) Business Days prior to the mailing of any notice to Noteholders under this Section 7.5, the Trustee shall provide the Company with notice of its intent to mail such notice. Except in the case of a Default or Event of Default in payment on any Note, the Trustee may withhold the notice if and so long as the Responsible Officers of the Trustee in good faith determines that withholding the notice would have no material adverse effect on the Noteholders.

Section  7.6          Reports  by  Trustee  to
------------          ------------------------
Holders"Section7.6ReportsbyTrusteetoHolders"
-----------     ---------------------

     Within 60 days after the end of each fiscal year beginning with the fiscal year ending May 15, 1998, the Trustee shall mail to Noteholders a brief report dated as of such reporting date that complies with TIA 313(a) (but if no event described in TIA 313(a) has occurred within the 12 months preceding the reporting date, no report need be prepared or transmitted). The Trustee also shall comply with TIA 313(b). The Trustee shall also transmit by mail
all  reports  as  required  by  TIA      313(c).

     Commencing at the time this Indenture is qualified under the TIA, a copy of each report mailed to Noteholders under this Section 7.6 (at the time of its mailing to Noteholders) shall be filed with the SEC and each stock exchange, if any, on which the Notes are listed. The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange.

Section 7.7     Compensation and Indemnity"Section7.7CompensationandIndemnity"
                --------------------------

     The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and its performance of the duties and services required hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

     The Company shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth in the second next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder, except to the extent the Company is prejudiced thereby. The Company shall defend the claim and the Trustee shall reasonably cooperate in such defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such one counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

     The obligations of the Company under this Section 7.7 shall survive the satisfaction and discharge of this Indenture.

     The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its own negligence or bad faith.

     To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on the Notes. Such lien shall survive the satisfaction and discharge of this Indenture.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(e) or (f) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

Section  7.8          Replacement  of  Trustee"Section7.8ReplacementofTrustee"
                      ------------------------

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

     The Trustee may resign at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

          (a)          the  Trustee  fails  to  comply  with  Section  7.10;

          (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

          (c) a Custodian or public officer takes charge of the Trustee or its property; or

          (d) the Trustee becomes incapable of acting as Trustee under this Indenture.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a different successor Trustee to replace the successor Trustee appointed by the Company.

     If a successor Trustee does not take office within 30 days after notice that the Trustee has resigned or has been removed, the Company or the Trustee or the Holders of at least a majority in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee after written request by any Noteholder who has been a Noteholder for at least 6 months fails to comply with Section 7.10, such Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to all Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the lien provided for in
Section  7.7.    Notwithstanding  replacement  of the Trustee pursuant to this
Section 7.8, the Company's obligations under Section 7.7 hereof shall continue for the benefit of the retiring Trustee.

Section  7.9          Successor  Trustee  by  Merger,  etc.
                      ------------------------------------
"Section7.9SuccessorTrusteebyMerger,etc."
                ------------

     If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to another corporation, the successor corporation without any further act shall be the successor Trustee.

Section  7.  10          Eligibility
                         -----------
Disqualification"Section7.10EligibilityDisqualification"
                  -----------

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any state or territory thereof or of the District of Columbia authorized under such laws to exercise corporate trustee power, shall be subject to supervision or examination by Federal, state, territorial or District of Columbia authority and shall have a combined capital and surplus of at least ($50,000,000) as set forth in its most recent published annual report of condition.

     This Indenture shall always have a Trustee who satisfies the requirements
of  TIA      310(a)(1).    The  Trustee  is  subject  to  TIA      310(b).

Section  7.11          Preferential  Collection  of  Claims  Against
                       ---------------------------------------------
Company"Section7.11PreferentialCollectionofClaimsAgainstCompany"
                 --

     The Trustee is subject to TIA 311 (a), excluding any creditor relationship listed in TIA 311(b). A Trustee who has resigned or been removed shall be subject to TIA 311(a) to the extent indicated therein.


                                 ARTICLE VIII
          DISCHARGE OF INDENTURE ARTICLE VIII DISCHARGE OF INDENTURE

Section  8.1          Termination  of  Company's
                      --------------------------
Obligations"Section8.1TerminationofCompany'sObligations"
                ---------------------

     This Indenture shall cease to be of further effect (except that the Company's obligations under Section 7.7 and 8.4, and the Company's, Trustee's and Paying Agent's obligations under Section 8.3 shall survive) when all outstanding Notes theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Notes which have been replaced or paid) to the Trustee for cancellation and the Company has paid all sums payable by the Company hereunder. In addition, the Company may terminate all of their obligations under this Indenture if:

          (a) the Company irrevocably deposits in trust with the Trustee or at the option of the Trustee, with a trustee reasonably satisfactory to the Trustee and the Company under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, money or U.S. Government Obligations sufficient (as certified by an independent public accountant designated by the Company) to pay principal and interest on the Notes to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder, provided that (i) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Trustee and (ii) the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Notes;

          (b) the Company delivers to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture have been complied with; and

          (c) no Event of Default or event (including such deposit) which, with notice or lapse of time, or both, would become an Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit.

     Then, this Indenture shall cease to be of further effect (except as provided in this paragraph), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging confirmation of and discharge under this Indenture. The Company may make the deposit only if Article X hereof does not prohibit such payment. However, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 4.1, 4.2, 4.3, 7.7, 7.8, 8.3 and 8.4
and the Trustee's and Paying Agent's obligations in Section 8.3 shall survive until the Notes are no longer outstanding. Thereafter, only the Company's obligations in Section 7.7 and 8.4 and the Company's, Trustee's and Paying Agent's obligations in Section 8.3 shall survive.

     After such irrevocable deposit made pursuant to this Section 8.1 and satisfaction of the other conditions set forth herein, the Trustee upon written request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

     In order to have money available on a payment date to pay principal or interest on the Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

Section  8.2     Application of Trust Money"Section8.2ApplicationofTrustMoney"
                 --------------------------

     The Trustee or a trustee satisfactory to the Trustee and the Company shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.1. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Notes.

Section  8.3          Repayment  to  Company"Section8.3RepaymenttoCompany"
                      ----------------------

     The Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or securities held by them at any time.

     The Trustee and the Paying Agent shall Pay to the Company upon written request any money held by them for the payment of principal or interest that remains unclaimed for 2 years after the date upon which such payment shall have become due; provided, however, that the Company shall have either caused notice of such payment to be mailed to each Noteholder entitled thereto no less than 30 days prior to such repayment or within such period shall have published such notice in a newspaper of widespread circulation published in the City of Philadelphia. After payment to the Company, Noteholders entitled to the money must look, to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

Section  8.4          Reinstatement"Section8.4Reinstatement"
                      -------------

     If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 8.2 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.1 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.2; provided, however, that if the Company has made any payment of interest on or principal of any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment, as long as no money is owed to the Trustee by the Company, from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                  ARTICLE IX
                       AMENDMENTS ARTICLE IX AMENDMENTS

Section  9.1     Without Consent of Holders"Section9.1WithoutConsentofHolders"
                 --------------------------

     The Company and the Trustee may amend this Indenture or the Notes without the consent of any Noteholder:

          (a)          to  cure  any  ambiguity,  defect  or  inconsistency;

          (b)          to  comply  with  Section  5.1;

          (c) to provide for uncertificated Notes in addition to certificated Notes;

          (d) to make any change that does not adversely affect the legal rights hereunder of any Noteholder; including but not limited to an increase in the aggregate dollar amount of Notes which may be outstanding under this Indenture.

          (e)          make any change in the second paragraph of Article III;
provided, however, that no such change shall adversely affect the rights of any outstanding Note; or

          (f) to comply with any requirements of the SEC in connection with the qualification of this Indenture under the TIA.

Section  9.2          With  Consent of Holders"Section9.2WithConsentofHolders"
                      ------------------------

     The Company and the Trustee may amend this Indenture or the Notes with the written consent of the Holders of at least twenty-five percent in principal amount of the then outstanding Notes. The Holders of twenty-five percent in principal of the then outstanding Notes may also waive any existing default or compliance with any provision of this Indenture or the Notes. However, without the consent of each Noteholder affected, an amendment or waiver under this Section may not (with respect to any Note held by a non-consenting Holder);

          (a) reduce the principal amount of a Note whose Holder must consent to an amendment, supplement or waiver;

          (b) reduce the rate of or change the time for payment of interest, including default interest, on any Note;

          (c) reduce the principal of or change the fixed maturity of any Note or alter redemption provisions or the price at which the Company shall offer to purchase such Notes pursuant to Article III hereof;

          (d) make any Note payable in money other than that stated in the Note;

          (e) modify or eliminate the right of the estate of a Holder or a Holder to cause the Company to redeem a Note upon the death or Total Permanent Disability of a Holder pursuant to Article III; provided, however, that the Company may not modify or eliminate such right, as it may be in effect on the Issue Date, of any Note which was issued with such right. After an amendment under the subsection 9.1(e) becomes effective, the Company shall mail to the Holders of each Note then outstanding a notice briefly describing the amendment.

          (f) make any change in Section 6.4 or 6.7 hereof or in this sentence of this Section 9.2;

          (g) make any change in Article X that adversely affects the rights of any Noteholders; or

          (h) waive a Default or Event of Default in the payment of principal of, or premium, if any or interest on, or redemption payment with respect to, any Note (except a rescission of acceleration of the Notes by the Holders of at least twenty-five percent in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration).

     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment or waiver under this Section becomes effective, the Company shall mail to the Holders of each Note affected thereby a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver. Subject to Sections 6.4 and 6.7 hereof, the Holders of twenty-five percent in principal amount of the Notes then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes.

Section  9.3          Compliance  with  Trust  Indenture
                      ----------------------------------
Act"Section9.3CompliancewithTrustIndentureAct"
                --------------

     If at the time this Indenture shall be qualified under the TIA, every amendment to this Indenture or the Notes shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

Section  9.4          Revocation  and  Effect  of
                      ---------------------------
Consents"Section9.4RevocationandEffectofConsents"
                ---------------------

     Until an amendment or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent
Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Noteholder.

     The Company may fix a record date for determining which Holders must consent to such amendment or waivers. If the Company fixes a record date, the record date shall be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 2.5, or (ii) such other date as the Company shall designate.

Section  9.5          Notation  on  or  Exchange  of
                      ------------------------------
Notes"Section9.5NotationonorExchangeofNotes"
                -------------------

     The Trustee may place an appropriate notation about an amendment or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment or waiver.

     Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment or waiver.

Section  9.6          Trustee  to  Sign  Amendments,  etc.
                      ------------------------------------
"Section9.6TrusteetoSignAmendments,etc."
                -------------

     The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article IX if, in the Trustee's reasonable discretion, the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 7.1, shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel (or written advice of counsel) as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms. The Company may not sign an amendment or supplemental indenture until its Board of Directors approves it.


                                   ARTICLE X
                     SUBORDINATION ARTICLE X SUBORDINATION

Section  10.1      Agreement to Subordinate"Section10.1AgreementtoSubordinate"
                   ------------------------

     The Company agrees, and each Noteholder by accepting a Note consents and agrees, that the Indebtedness evidenced by the Notes and the payment of the principal of and interest on the Notes is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full, in cash, cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, of all Obligations due in respect of Senior Debt of the Company whether outstanding on the date hereof or hereafter incurred, and that the subordination is for the benefit of the holders of Senior Debt.

     For purposes of the Article X, a payment or distribution on account of the Notes may consist of cash, property or securities, by set-off or otherwise, and a payment or distribution on account of any of the, Notes shall include, without limitation, any redemption, purchase or other acquisition of the Notes.

Section  10.2     Liquidation: Dissolution: Bankruptcy"Section10.2Liquidation"
                  ------------------------------------

     Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon (i) any dissolution or winding-up or total or partial liquidation or reorganization of the Company whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (ii) any bankruptcy or insolvency case or proceeding or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its assets, (iii) any assignment for the benefit of creditors or any other marshaling of assets of the Company, all obligations due, or to become due, in respect of Senior Debt (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Debt) shall first indefeasibly be paid in full, or provision shall have been made for such payment, in cash, cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before any payment is made on account of the principal of, premium, if any, or interest on the Notes, except that Noteholders may receive securities that are subordinated to at least the same extent as the Notes are to (x) Senior Debt and (y) any securities issued in exchange for Senior Debt. Upon any such dissolution winding-up, liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Notes or the Trustee under this Indenture would be entitled, except for the provisions hereof, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Notes or by the Trustee under this Indenture if received by them, directly to the holders of Senior Debt (pro rata to such holders on the basis of the amounts of Senior Debt held by such holders) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been indefeasibly paid in full, or provisions shall have been made for such payment, in cash, cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Debt.

     For purposes of this Article X, the words "cash, property or securities" shall not be deemed to include securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated, to at least the same extent as the Notes, to the payment of all Senior Debt then outstanding or to the payment of all securities issued in exchange therefor to the holders of Senior Debt at the time outstanding. The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in
Article V shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other corporation shall, as part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article V.

Section  10.3          Default  on  Designated  Senior
                       -------------------------------
Debt"Section10.3DefaultonDesignatedSeniorDebt"
                 -----------------------------

     In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Debt, or any amount owing from time to time under or in respect of Senior Debt or in the event that any nonpayment event of default with respect to any Senior Debt shall have occurred and be continuing and shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or

     In the event that any other nonpayment event of default with respect to any Senior Debt shall have occurred and be continuing permitting the holders of such Senior Debt (or a trustee on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable, then the Company shall make no payment, direct or indirect (including any payment which may be payable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Notes) (other than securities that are subordinated to at least the same extent as the Notes arc to (x) Senior Debt and (y) any securities issued in exchange for Senior Debt) unless and until (i) such event of default shall have been cured or waived or shall have ceased to exist or such acceleration shall have been rescinded or annulled, or (ii) in case of any nonpayment event of default specified in (b), during the period (a "Payment Blockage Period") commencing on the date the Company and the Trustee receive written notice (a "Payment Notice") of such event of default (which notice shall be binding on the Trustee and the Noteholders as to the occurrence of such an event of default) from a holder of the Senior Debt to which such default relates and ending on the earliest of (A) 179 days after such date, (B) the date, if any, on which such Senior Debt to which such default relates is discharged or such default is waived by the holders of such Senior Debt or otherwise cured and
(C) the date on which the Trustee receives written notice from the holder of such Senior Debt to which such default relates terminating the Payment Blockage Period. No new Payment Blockage Period may be commenced within 360 days after the receipt by the Trustee of any prior Payment Blockage Notice. For all purposes of this Section 10.3, no Event of Default which existed or was commencing with respect to the Senior Debt to which a Payment Blockage Period relates on the date such Payment Blockage Period commenced shall be or be made the basis for the commencement or any subsequent Payment Blockage Period unless such event of default is cured or waived for a period of not less than 180 consecutive days.

Section  10.4          When  Distribution  Must  Be  Paid
                       ----------------------------------
Over"Section10.4WhenDistributionMustBePaidOver"
                 -------------

     If the Trustee or any Noteholder receives any payment with respect to the Notes, whether in cash, property or securities (other than securities that are subordinated to at least the same extent of the Notes are to (x) Senior Debt and (y) any securities issued in exchange for Senior Debt at a time when such payment is prohibited by Article X hereof), such payment shall be held by the Trustee or such Noteholder, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Debt (pro rata to such holders on the basis of the amount of Senior Debt held by such holders) for application to the payment of all Obligations with respect to Senior Debt remaining unpaid to the extent necessary to pay such Obligations in full, in cash, cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, in accordance with the terms of such Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

     With respect to the holders of Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article X, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Noteholders or the Company or any other Person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article X, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

Section  10.5          Notice  by  Company"Section10.5NoticebyCompany"
-------------          -------------------

     The Company shall promptly notify the Trustee and the Paying Agent in writing of any facts known to the Company that would cause a payment of any Obligations with respect to the Company to violate this Article, but failure to give such notice shall not affect the subordination of the Notes to the Senior Debt provided in this Article.

Section  10.6          Subrogation"Section10.6Subrogation"
                       -----------

     After all Senior Debt is paid in full, in cash, cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Debt, and until the Notes are paid in full, Noteholders shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Notes) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Noteholders have been applied to the payment of Senior Debt. A distribution made under this Article to holders of Senior Debt which otherwise would have been made to Noteholders is not, as between the Company and Noteholders, a payment by the Company on the Senior Debt.

Section  10.7          Relative  Rights"Section10.7RelativeRights"
                       ----------------

     This  Article  defines the relative rights of Noteholders, and holders of
Senior  Debt.    Nothing  in  this  Indenture  shall:

          (a) impair, as between the Company and Noteholders, the obligations of the Company which are absolute and unconditional, to pay principal of and interest on the Notes in accordance with their terms;

          (b) affect the relative rights of Noteholders and creditors of the Company other than their rights in relation to holders of Senior Debt; or

          (c) prevent the Trustee or any Noteholder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt to receive distributions and payments otherwise payable to Noteholders.

     If the Company fails because of this Article to pay principal of or interest on a Note on the due date the failure is still a Default or Event of Default.

Section  10. 8     Subordination May Not Be Impaired by the Company or Holders
                   -----------------------------------------------------------
of  Senior
----------
D
-
t"

     No right of any present or future holder of Senior Debt to enforce the subordination of the Indebtedness evidenced by the Notes and the Obligations related thereto shall be prejudiced or impaired by any act, or failure to act by any such holder or by the Company, the Trustee or any Agent or by the failure of the Company to comply with this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

     Without limiting the effect of the preceding paragraph, any holder of Senior Debt may at any time and from time to time without the consent of or notice to any other holder or to the Trustee, without impairing or releasing any of the rights of any holder of Senior Debt under this Indenture, upon or without any terms or conditions and in whole or in part:

          (a) change the manner, place or term of payment, or change or extend the time of payment of, renew or alter any Senior Debt or any other liability of the Company to such holder, any security therefore or any limits incurred directly or indirectly in respect thereof, and the provisions of this
Article X shall apply to the Notes as so changed, extended renewed or altered;

          (b) notwithstanding the provisions of Section 5.1 hereof, sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, any Senior Debt or any other liability of the Company to such holder any other liabilities incurred directly or indirectly in respect thereof or hereof or any offset thereagainst;

          (c) exercise or refrain from exercising any rights or remedies against the Company or others or otherwise act or refrain from acting or, for any reason, fail to file, record or otherwise perfect any security interest in or lien on any property of the Company or any other Person; and

     (d) settle or compromise any Senior Debt or any other liability of the Company to such holder, or any security therefor, or any liability incurred directly or indirectly in respect thereof.

     All rights and interests under this Indenture of any holder of Senior Debt and all agreements and obligations of the Trustee, the Holders, and the Company under Article VI and under this Article X shall remain in full force and effect irrespective of (i) any lack of validity or enforceability of any agreement or instrument relating to any Senior Debt or (ii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Trustee, any Holder, or the Company.

     Any holder of Senior Debt hereby authorized to demand specific performance of the provisions of this Article X, whether or not the Company shall have complied with any of the provisions of this Article X applicable to it, at any time when the Trustee or any Holder shall have failed to comply with any of these provisions. The Trustee and the Holders irrevocably waive any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

Section  10.9          Distribution  or Notice to Representative  Section 10.9
                       -----------------------------------------
Distribution  or  Notice  to  Representative

     Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their representative.

     Upon any payment or distribution of assets of the Company referred to in this Article X, the Trustee and the Noteholders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending or upon any certificate of any representative of any holder of Senior Debt or of the liquidating trustee or agent or other Person making any distribution, delivered to the Trustee or to the Noteholders, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article X.

Section 10.10     Rights of Trustee and Paying Agent  Section 10.10     Rights
                  ----------------------------------
of  Trustee  and  Paying  Agent

     Notwithstanding the provisions of this Article X or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment or distribution by the Trustee, or the taking of any action by the Trustee, and the Trustee or Paying Agent may continue to make payments on the Notes unless it shall have received at its Corporate Trust Division at least 5 Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations with respect to the Notes to violate this Article, which notice, unless specified by a holder of Senior Debt as such, shall not be deemed to be a Payment Notice. The Trustee may conclusively rely on such notice. Only the Company or a holder of Senior Debt may give the notice. Nothing in this Article X shall apply to amounts due to, or impair the claims of, or payments to, the Trustee under or pursuant to Section 7.7 hereof.

     The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

Section  10.11          Authorization  to  Effect
                        -------------------------
Subordination"Section10.11AuthorizationtoEffectSubordination"
                  ------------------

     Each Noteholder by his acceptance thereof authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

Section  10.12          Article  Applicable  to  Paying
                        -------------------------------
Agent"Section10.12ArticleApplicabletoPayingAgent"
                  -------------

     In case at any time any Paying Agent (other than the Trustee or the Company) shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article X shall in such case
(unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article X in addition to or in place of the Trustee.

Section  10.13          No  Recourse"Section10.13NoRecourse"
                        ------------

     No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Notes by the holders thereof and as part of the consideration for the issue of the Notes.

Section  10.14          Miscellaneous"Section10.14Miscellaneous"
                        -------------

     The agreements contained in this Article X shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt upon the insolvency, bankruptcy or reorganization of the Company or otherwise all as though such payment had not been made.

     The Trustee shall notify all holders of Senior Debt (of whose identity the Trustee has received reasonable advance written notice) of the existence of any Default or Event of Default under Section 6.1 promptly after a Responsible Officer of the Trustee actually becomes aware thereof; provided, however, that at least five (5) Business Days prior to the ratification of any holder of Senior Debt under this Section 10.14, the Trustee shall provide the Company with notice of its intent to provide such notification.


                                  ARTICLE XI
                    MISCELLANEOUS ARTICLE XI MISCELLANEOUS

Section  11.1          Trust  Indenture  Act
                       ---------------------
Controls"Section11.1TrustIndentureActControls"
                 -------------------

     If  any  prevision  of this Indenture limits, qualifies or conflicts with
the  duties  imposed  by  TIA    318(c),  the  imposed  duties  shall control.

Section  11.2          Notices"Section11.2Notices"
                       -------

     Any notice, instruction, direction, request or other communication by the Company, the Trustee or any other holder of Senior Debt to the others is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

     If  to  the  Company:

          FIRST  NATIONS  FINANCIAL  SERVICES  COMPANY
          Christiana  Executive  Campus
          220  Continental  Drive,  Suite  310
          Newark,  Delaware  19713-4314
          Attention:    William  T.  Juliano
          Telephone:    (302)  292-2100
          Telecopier:    (302)  292-2151

     With  a  copy  to:

          SONFIELD  &  SONFIELD
          770  South  Post  Oak  Lane,  Suite  435
          Houston,  Texas  77056-1913
          Attention:    Robert  L.  Sonfield,  Jr.
          Telephone:    (713)  877-8333
          Telecopier:    (713)  877-1547

     If  to  the  Trustee:

          NORWEST  BANK  MINNESOTA,  N.A.
     Corporate  Trust
Norwest  Center
Sixth  and  Marquette
Minneapolis,  Minnesota  55479-0069
Attention:  Corporate  Trust
          Telephone:    (612)  667-8058
          Telecopier:    (617)  667-9825

     If to a holder of Senior Debt, such address as such holder of Senior Debt shall have provided in writing to the Company and the Trustee.

     The Company, the Trustee or a holder of Senior Debt by notice to the Company and the Trustee may designate additional or different addresses for subsequent notices or communications.

     All notices and communications (other than those sent to Noteholders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; 5 Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied, and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     Any notice or communication to a Noteholder shall be mailed by first class mail, certified or registered, return receipt requested, to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     If the Company mails a notice or communication to Noteholders, it shall mail a copy to the Trustee and each Agent at the same time.

Section  11.3          Communication  by  Holders  with  Other
                       ---------------------------------------
Holders"Section11.3CommunicationbyHolderswithOtherHolders"
                 --------

     Noteholders may communicate pursuant to TIA 312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Trustee is subject to 312(b). The Company, the Trustee the Registrar
and  anyone  else  shall  have  the  protection  of  TIA      312(c).

Section  11.4          Certificate  and  Opinion  as  to  Conditions
                       ---------------------------------------------
Precedent"Section11.4CertificateandOpinionastoConditionsPrecedent"
                 ---

     Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Trustee may require the Company to provide any one or more of the following:

          (a) a Company Order in form and substance reasonably satisfactory to the Trustee (which may not include the statements set forth in Section 11.5) describing the requested action and stating that, in the opinion of the signer or signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; or

          (b) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.5) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; or

          (c) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.5) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

Section  11.5          Statements  Required  in  Order,  Certificate  or
                       -------------------------------------------------
Opinion"Section11.5StatementsRequiredinOrder,CertificateorOpinion"

     Each order, certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate
provided  pursuant  to  TIA      314(a)(4))  shall  include:

          (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion whether such covenant or condition has been complied with; and

          (d) a statement whether, in the opinion of such Person, such condition or covenant has, been complied with.

Section  11.6          Rules  by  Trustee  and
                       -----------------------
Agents"Section11.6RulesbyTrusteeandAgents"
                 --------------------

     The  Trustee  may  make reasonable rules for action by or at a meeting of
Noteholders.   The Registrar or Paying Agent may make reasonable rules and set reasonable  requirements  for  its  functions.

Section  11.7          Legal  Holidays"Section11.7LegalHolidays"
                       ---------------

     A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in the City of Minneapolis, Minnesota or at a place of payment are authorized or obligated by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

Section  11.8          No  Recourse  Against
                       ---------------------
Others"Section11.8NoRecourseAgainstOthers"
                 -------------------

     No director, officer, employee, agent, manager or stockholder of the Company as such, shall have any liability for any obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting a Note waives and releases all such liability.

Section  11.9          Multiple  Originals"Section11.9MultipleOriginals"
                       -------------------

     The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

Section  11.10          Governing  Law"Section11.10GoverningLaw"
                        --------------

     THE INTERNAL LAW OF THE STATE OF DELAWARE SHALL GOVERN THIS INDENTURE AND THE SECURITIES, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

Section  11.11          No  Adverse  Interpretation  of  Other
                        --------------------------------------
Agreements"Section11.11NoAdverseInterpretationofOtherAgreements"
                  -------

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section  11.12          Successors"Section11.12Successors"
                        ----------

     All  agreements of the Company in this Indenture and the Notes shall bind
its  successors.    All agreements of the Trustee in this Indenture shall bind its  successor.

Section  11.13          Severability"Section11.13Severability"
                        ------------

     In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section  11.14         Counterpart Originals"Section11.14CounterpartOriginals"
                       ---------------------

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section  11.15          Table  of  Contents,  Headings,  etc.
                        ------------------------------------
"Section11.15TableofContents,Headings,etc."
                  --------

     The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                             SIGNATURES SIGNATURES

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and their respective corporate seals to be affixed and attested, as of the day and year first above written.

FIRST  NATIONS  FINANCIAL  SERVICES  COMPANY


By:
Name:
Title:


Attest:
Name:
Title:



                                                  (SEAL)



NORWEST  BANK  MINNESOTA,  NATIONAL  ASSOCIATION



By:
Name:
Title: